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                                                                    EXHIBIT 10.9

                           AMENDMENT TO LOAN AGREEMENT


        THIS AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made and entered into as of December 31, 1999 by and among NATIONAL-OILWELL, L.P., a Delaware limited partnership, NATIONAL-OILWELL CANADA LTD., a British Columbia company, and DRECO ENERGY SERVICES LTD., an Alberta corporation (collectively herein called the "Borrowers"); each of the Lenders which is or may from time to time become a party to the Loan Agreement (as defined below) (individually, a "Lender" and, collectively, the "Lenders"), THE CHASE MANHATTAN BANK OF CANADA, as "Canadian Agent" ("Canadian Agent"), CHASE BANK OF TEXAS, NATIONAL ASSOCIATION (previously known as Texas Commerce Bank National Association), as "U.S. Agent" ("U.S. Agent"), WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, as U.S. Co-Agent, THE BANK OF NOVA SCOTIA, as Canadian Co-Agent, and NATIONAL-OILWELL, INC., a Delaware corporation (the "Parent").

                                    RECITALS

        A. The Borrowers, the Lenders, the Canadian Agent and the U.S. Agent executed and delivered that certain Loan Agreement dated as of September 25, 1997, as amended by instruments dated as of June 1, 1998, June 24, 1998, August 26, 1998, April 1, 1999 and December 20, 1999. Said Loan Agreement, as amended, supplemented and restated, is herein called the "Loan Agreement". Any capitalized term used in this Amendment and not otherwise defined shall have the meaning ascribed to it in the Loan Agreement.

        B. The Borrowers, the Lenders, the Canadian Agent and the U.S. Agent desire to amend the Loan Agreement in certain respects.

        NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders, the Canadian Agent and the U.S. Agent do hereby agree as follows:

        SECTION 1. Amendment to Loan Agreement. Section 7.3(c) of the Loan Agreement is hereby amended to read in its entirety as follows:

               (c) Interest Coverage Ratio - an Interest Coverage Ratio of not less than (i) for the fiscal quarter ending on December 31, 1999 through the fiscal quarter ending on June 30, 2000, 2.00 to 1.00, (ii) for the fiscal quarter ending on September 30, 2000, 2.50 to 1.00 and (iii) 3.00 to 1.00 at all times thereafter.

        SECTION 2. Ratification. Except as expressly amended by this Amendment, the Loan Agreement and the other Loan Documents shall remain in full force and effect. Except as expressly provided in this Amendment, (a) none of the rights, title and interests existing and to exist under the Loan Documents are hereby released, diminished or impaired, and (b) Parent and the Borrowers hereby reaffirm all covenants, representations and warranties in the Loan Documents.

        SECTION 3. Expenses. Parent shall pay to the Canadian Agent and the U.S. Agent all reasonable fees and expenses of their respective legal counsel (pursuant to Section 11.3 of the Loan Agreement) incurred in connection with the execution of this Amendment.




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        SECTION 4. Certifications. Each of Parent and the Borrowers hereby certifies that (a) no material adverse change in its assets, liabilities, financial condition, business or affairs has occurred and (b) no Default or Event of Default has occurred and is continuing or will occur as a result of this Amendment.

        SECTION 5. Miscellaneous. This Amendment (a) shall be binding upon and inure to the benefit of Parent, the Borrowers, the Lenders, the Canadian Agent and the U.S. Agent and their respective successors, assigns, receivers and trustees; (b) may be modified or amended only by a writing signed by the required parties; (c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America; (d) may be executed in several counterparts by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement and (e) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Amendment.

             NOTICE PURSUANT TO TEX. BUS. & COMM. CODE SECTION 26.02

        THE LOAN AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES PRIOR HERETO OR SUBSTANTIALLY CONCURRENTLY HEREWITH CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.




        IN WITNESS WHEREOF, the Borrower, the Lenders and the Agent have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first above written.

                                NATIONAL-OILWELL, L.P.,
                                a Delaware limited partnership, as U.S. Borrower

                                By:  Its Sole General Partner, NOW Oilfield
                                     Services, Inc., a Delaware corporation


                                     By:           /s/ Daniel L. Molinaro
                                        ----------------------------------------
                                     Name:         Daniel L. Molinaro
                                          --------------------------------------
                                     Title:        Treasurer
                                           -------------------------------------


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                                NATIONAL-OILWELL CANADA LTD.,
                                a British Columbia company,
                                as Canadian Borrower


                                By:                /s/ Daniel L. Molinaro
                                   ---------------------------------------------
                                Name:              Daniel L. Molinaro
                                     -------------------------------------------
                                Title:             Treasurer
                                      ------------------------------------------



                                DRECO ENERGY SERVICES LTD.,
                                an Alberta corporation, as Canadian Borrower


                                By:                /s/ Daniel L. Molinaro
                                   ---------------------------------------------
                                Name:              Daniel L. Molinaro
                                     -------------------------------------------
                                Title:             Treasurer
                                      ------------------------------------------



                                NATIONAL-OILWELL, INC.,
                                a Delaware corporation, as Parent


                                By:                /s/ Daniel L. Molinaro
                                   ---------------------------------------------
                                Name:              Daniel L. Molinaro
                                     -------------------------------------------
                                Title:             Treasurer
                                      ------------------------------------------



                                CHASE BANK OF TEXAS, NATIONAL
                                ASSOCIATION, as U.S. Agent and as a U.S. Lender


                                By:                /s/ Mona M. Foch
                                   ---------------------------------------------
                                Name:              Mona M. Foch
                                     -------------------------------------------
                                Title:             Managing Director
                                      ------------------------------------------





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                                THE CHASE MANHATTAN BANK OF CANADA,
                                as Canadian Agent and as a Canadian Lender


                                By:                /s/ Christine Chan
                                   ---------------------------------------------
                                Name:              Christine Chan
                                     -------------------------------------------
                                Title:             Vice President
                                      ------------------------------------------

                                WELLS FARGO BANK (TEXAS), NATIONAL
                                ASSOCIATION, as U.S. Co-Agent and as a U.S.
                                Lender


                                By:                /s/ Frank W. Schageman
                                   ---------------------------------------------
                                Name:              Frank W. Schageman
                                     -------------------------------------------
                                Title:             Vice President
                                      ------------------------------------------



                                THE BANK OF NOVA SCOTIA,
                                as Canadian Co-Agent and as a
                                Canadian Lender


                                By:                /s/ J. Doug Foster
                                   ---------------------------------------------
                                Name:              J. Doug Foster
                                     -------------------------------------------
                                Title:             Director
                                      ------------------------------------------




                                THE BANK OF NOVA SCOTIA,
                                as a U.S. Lender


                                By:               /s/ F.C.H. Ashby
                                   ---------------------------------------------
                                Name:             F.C.H. Ashby
                                     -------------------------------------------
                                Title:            Senior Manager Loan Operations
                                      ------------------------------------------



                                THE BANK OF NEW YORK


                                 By:                /s/ Peter W. Keller
                                   ---------------------------------------------
                                 Name:              Peter W. Keller
                                     -------------------------------------------
                                 Title:             Vice President
                                      ------------------------------------------
                                 BANK ONE LOUISIANA, N.A.
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                                 By:                /s/ J. Charles Freel, Jr.
                                    --------------------------------------------
                                 Name:              J. Charles Freel, Jr.
                                      ------------------------------------------
                                 Title:             First Vice President
                                       -----------------------------------------




                                 SOUTHWEST BANK OF TEXAS


                                 By:                /s/ Randall L. Walker
                                    --------------------------------------------
                                 Name:              Randall L. Walker
                                      ------------------------------------------
                                 Title:             Senior Vice President
                                       -----------------------------------------



                                 FIRST UNION NATIONAL BANK


                                 By:                /s/ Robert R. Wetteroff
                                    --------------------------------------------
                                 Name:              Robert R. Wetteroff
                                      ------------------------------------------
                                 Title:             Senior Vice President
                                       -----------------------------------------